UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2026

Core Scientific, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

838 Walker Road, Suite 21-2105 Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CORZ	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $6.81 per share	CORZW	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $0.01 per share	CORZZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On March 2, 2026, the Company issued a press release announcing its financial results for the fourth fiscal quarter ended December 31, 2025. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On February 25, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with management, determined that the Company’s consolidated financial statements for the three and six months ended June 30, 2024, the three and nine months ended September 30, 2024, the year ended December 31, 2024, the three months ended March 31, 2025, the three and six months ended June 30, 2025, and the three and nine months ended September 30, 2025 (the “Non-Reliance Periods”) should no longer be relied upon due to the accounting errors described below.
During the preparation of the consolidated financial statements for the year ended December 31, 2025, the Company determined that property, plant and equipment was overstated as a result of the improper continued capitalization of carrying values of assets committed to demolition in connection with the conversion of certain facilities from digital asset mining operations to high-performance computing (“HPC”) colocation infrastructure, which impacted the Company's previously issued consolidated financial statements for the year ended December 31, 2024, as well as the interim condensed consolidated financial statements for the Non-Reliance Periods. Specifically, the carrying values of assets committed to demolition were improperly capitalized rather than being written down to fair value through the recognition of impairment charges in the periods in which the commitment to demolish was made.
Concurrently with the filing of this Current Report on Form 8-K, the Company is filing amendments to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025 (the “Amended 2024 Form 10-K”), and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025 and September 30, 2025, filed with the SEC on May 7, 2025, August 9, 2025 and October 24, 2025, respectively (such amended reports, together with the Amended 2024 Form 10-K, the “Amended Reports”), in each case to correct the errors described above in its previously issued consolidated financial statements for the Non-Reliance Periods. As all material restatement information is expected to be included in the Amended Reports, the Company does not intend to amend any of its previously filed Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2024 and September 30, 2024. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Periods in the Amended Reports and in any future filings with the SEC (as applicable) and should not rely on any previously issued or filed reports, earnings releases and investor presentations and other communications describing the Company’s previously issued financial statements, financial results, and other related financial information related to the Non-Reliance Periods.
As a result of the errors described above, the Company has identified a material weakness in its internal control over financial reporting. The Company’s management reevaluated the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures and concluded that the Company’s internal control over financial reporting and disclosure controls and procedures were not effective as of the respective end dates of each of the Company’s fiscal years ended December 31, 2024 and December 31, 2025, and the Company’s disclosure controls and procedures were not effective as of the respective end dates of each of its interim Non-Reliance Periods within fiscal 2025. Specifically, the Company did not effectively operate controls to account for intended demolition of building and infrastructure assets, including evaluation of impairment, related to the conversion of facilities from digital asset mining operations to HPC colocation infrastructure due to insufficient complement of trained personnel. As a result of the material weakness, Marcum LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, has determined that its report on internal control over financial reporting as of December 31, 2024, dated February 26, 2025 and included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, will be revised to an adverse opinion that internal control over financial reporting was ineffective and reissued. The revised opinion will be filed in the Amended 2024 Form 10-K.

The Company is in the process of developing and implementing a remediation plan to address the material weakness and will report its remediation efforts along with this material weakness in the Amended Reports.

Company management and the Audit Committee have discussed the matters disclosed above with KPMG LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, and Marcum LLP, the Company's independent registered public accounting firm for the fiscal year ended December 31, 2024.
Forward Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward-looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements relating to the impact of the restatement of the financial statements in the Amended Reports and the timing of the remediation of the identified material weakness. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.
These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in the Company’s annual and quarterly reports filed with the SEC. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

Item 7.01    Regulation FD Disclosure
The information contained in Item 2.02 is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statement and Exhibits
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated March 2, 2026

99.2	Company Presentation dated March 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Dated: March 2, 2026

	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	Chief Legal Officer and Chief Administrative Officer